497(e)
                                                                       333-72632
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SUPPLEMENT DATED JANUARY 25, 2008 TO
PROSPECTUSES DATED MAY 1, 2007 FOR

MONY VARIABLE ANNUITY

ISSUED BY:

MONY LIFE INSURANCE COMPANY
MONY LIFE INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectuses, Supplements to the Prospectuses and Statements of Additional Information dated May 1, 2007 as previously supplemented (together the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the Operations Center referenced in your Prospectus.

Effective March 1, 2008, the name of A I M Advisors, Inc., the investment advisor for the AIM Variable Insurance Funds, has changed to Invesco Aim Advisors, Inc. Accordingly, the Investment Manager information for the AIM V.I. Financial Services Fund, AIM V.I. Global Health Care Fund and AIM V.I. Technology Fund in "The Funds" section of your prospectus is modified to reflect this change.









                 Copyright 2008. MONY Life Insurance Company and
                     MONY Life Insurance Company of America
                              All rights reserved.
                           1290 Avenue of the Americas
                               New York, NY 10104.
                                  212-554-1234


NB/IF (AR)                                              Catalog  #140298 (1/08)
                                                                         x02046
MONY 02 (1/08)